RULE 497(c)
                                                               FILE NO. 33-24611
                                                               FILE NO. 811-5659


  HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]



                         HEITMAN/PRA INSTITUTIONAL CLASS

      Heitman Securities Trust (the "Trust") is a series mutual fund which currently consists of one investment portfolio, the Heitman Real Estate Fund (the "Fund"). The Fund's investment objective is to obtain high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business. Each investment is selected based upon a determination by the Fund's investment manager that the anticipated total return, considering both income and potential for capital appreciation, is high relative to the risk assumed.

      The Fund offers two classes of shares. The shares offered by this Prospectus are the Heitman/PRA Institutional Class (the "Institutional Class") of shares, which are available only for investment in a minimum initial investment of $250,000. In addition, the Fund offers by separate Prospectus the Advisor Class of shares, which are available for purchase through certain securities brokers, registered investment advisers and other service organizations in initial aggregate amounts of $5,000 or more.

      This Prospectus contains a concise summary of information regarding the Fund that a prospective investor should know before investing. Investors should read this Prospectus carefully and retain it for future reference. Additional information regarding the Fund is contained in a Statement of Additional Information dated May 15, 1995, which has been filed with the Securities and Exchange Commission. Additional copies of this Prospectus and the Statement of Additional Information are available without charge upon request to the Trust at the address or telephone number set forth on the outside cover of this document.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                         PROSPECTUS DATED MAY 15, 1995

INVESTMENT ADVISOR                      DISTRIBUTOR
Heitman/PRA Securities Advisors, Inc.   Rodney Square Distributors, Inc.
180 North LaSalle Street, Suite 3600    Rodney Square North
Chicago, IL  60601                      1100 North Market Street
                                        Wilmington, DE  19890-0001

CUSTODIAN                               TRANSFER AGENT AND ADMINISTRATOR
Wilmington Trust Company                Rodney Square Management Corporation
Rodney Square North                     Rodney Square North
1100 North Market Street                1100 North Market Street
Wilmington, DE  19890-0001              Wilmington, DE  19890-0001



                                TABLE OF CONTENTS
                                                        Page
                                                        ----
     TRANSACTION AND EXPENSE DATA                         3

     FINANCIAL HIGHLIGHTS                                 4

     INVESTMENT OBJECTIVE AND POLICIES                    5

     RISK FACTORS                                         7

     MANAGEMENT OF THE FUND                               8

     DETERMINATION OF NET ASSET VALUE                    10

     INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS    10

     TAX STATUS                                          11

     PURCHASE OF SHARES                                  11

     REDEMPTIONS                                         13

     PERFORMANCE INFORMATION                             15

     ADDITIONAL INFORMATION                              15

     PURCHASE APPLICATION                                17


                          TRANSACTION AND EXPENSE DATA

      The following table sets forth the costs and expenses that an investor in Institutional Class shares of the Fund will incur directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES:
---------------------------------

Maximum Sales Load Imposed on Purchases                     None
Maximum Sales Load Imposed on Reinvested Dividends          None
Deferred Sales Load                                         None
Redemption Fees                                             None
Exchange Fees                                               None


ANNUAL FUND OPERATING EXPENSES:
-------------------------------
(as a percentage of average daily net assets)

Management Fees                                         .74%
Other Expenses:

          Professional Fees              .12%
          Trustee Fees and Expenses      .06%
          Other Fees and Expenses        .36%
                                        -----
          Total Other Expenses                          .54%
                                                       -----

Total Fund Operating Expenses                          1.28%
                                                       =====

EXAMPLE:
                              1 year  3 years 5 years  10 years
                              ------  -------  ------- --------

You would pay the following
expenses on a $1,000
investment, assuming (1) 5%
annual return and (2)
redemption at the end of
each time period:               $13     $41     $70      $155

      All information in the Transaction and Expense Data table is based on actual expenses and average daily net assets of the Fund for the fiscal year ended December 31, 1994. The Example provided with the Table should not be considered a representation of past or future expenses or performance. Actual expenses may be more or less than those shown.

      Currently,  the  Fund is authorized to issue two classes  of  shares,  the
Institutional Class and the Advisor Class. Because the sales charges and expenses vary between the classes, performance will vary with respect to each class. Additional information concerning the Advisor Class may be obtained by calling toll-free 1-800-888-REIT.

                              FINANCIAL HIGHLIGHTS

      The following table of financial highlights has been audited by Arthur Andersen LLP, the Fund's independent public accountants as indicated in their report dated February 17, 1995 on the Fund's financial statements as of December 31, 1994. This table should be read in conjunction with the Fund's financial statements and notes thereto which are found in the Statement of Additional Information under "Financial Statements." Shares of the Fund had no class designations until May 15, 1995, when designations were assigned based on the pricing, Rule 12b-1 fees and shareholder servicing fees applicable to shares sold thereafter. For further information about the performance of the Fund, see the Fund's Annual Report, which may be obtained without charge by contacting the Fund's Administrator.

                               Institutional Class
                               -------------------
                                                                                                     For the Period
                       For the Three-Month                                                           January 4, 1989
                         Period Ended                                                             (Effective Date) to
                         December 31,            For the Fiscal Years Ended September 30,             September 30,
                                          -------------------------------------------------------
                            1994           1994        1993        1992        1991        1990           1989
                            ----           ----        ----        ----        ----        ----           ----
Net asset value, Beginning
  of Period                $ 9.23         $10.95      $ 8.29      $ 7.66      $ 6.99      $10.25         $10.00
                           ------         ------      ------      ------      ------      ------         ------
Income From Investment
      Operations
   Net Investment Income     0.10 <F2>      0.32 <F2>   0.40        0.45        0.49        0.64            0.40 <F4>
   Net Gains or (Losses) on
     Securities (realized
     and unrealized)        (0.05)         (0.92)       2.67        0.63        0.67       (3.16)           0.25
                           ------         ------      ------      ------      ------      ------          ------
      Total From Investment
        Operations           0.05          (0.60)       3.07        1.08        1.16       (2.52)           0.65
                           ------         ------      ------      ------      ------      ------          ------

Distributions
   From Net Investment
     Income                 (0.10) <F2>    (0.31) <F2> (0.41)      (0.45)      (0.49)      (0.64)          (0.40)
   From Net Realized Gain
     on Investments         (0.77)         (0.67)       0.00        0.00        0.00       (0.10)           0.00
   From Tax Return of
     Capital.               (0.11) <F3>    (0.14) <F3>  0.00        0.00        0.00        0.00            0.00
                           ------         ------      ------      ------      ------      ------          ------

      Total Distributions   (0.98)         (1.12)      (0.41)      (0.45)      (0.49)      (0.74)          (0.40)

Net Asset Value, End of
  Period                   $ 8.30         $ 9.23      $10.95      $ 8.29      $ 7.66      $ 6.99          $10.25
                           ======         ======      ======      ======      ======      ======          ======

Total Return                0.65% <F5>    (5.22%)     37.76%      14.49%      19.56%      (26.11%)         4.82% <F5>

Ratios/Supplemental Data
   Net Assets, End of Period
     (in  000's)           $105,569       $116,268    $141,672    $ 66,521     $ 54,880   $ 18,481        $ 23,174
   Ratio of Expenses to
     Average Net Assets     1.28% <F1>     1.22%       1.24%        1.37%       1.25%      1.54%           0.90% <F4>
   Ratio of Net Income to
     Average Net Assets     4.35% <F1><F2> 2.87% <F2>  4.37%        5.75%       7.36%      7.25%           3.88%
   Portfolio  Turnover     37.55% <F1>    90.11%      61.47%       28.05%      16.24%     24.98%          12.96%

--------------------

<F1>
Annualized.
<F2>
Dividend receipts from REIT investments generally may include a return of capital. For financial reporting purposes, through September 30, 1993, the Fund recorded all dividend receipts, including the returns of capital as net investment income. As more fully explained in Note 2 to the Financial Statements, the Fund changed its dividend recognition policy for the fiscal year ended September 30, 1994. The financial highlights for the period ended September 30, 1989 and for the years ended September 30, 1990 through 1993 have not been restated to conform to the 1994 presentation.

<F3>
Historically, the Fund has distributed to its shareholders amounts approximating dividends received from the REITs. As more fully explained in Note 2 to the Financial Statements, the Fund for fiscal year ended September 30, 1994, adopted a recently released accounting pronouncement affecting the presentation of distributions to shareholders. The financial highlights for the period ended September 30, 1989 and for the years ended September 30, 1990 through 1993 have not been restated to conform to the 1994 presentation.

<F4>
The Investment Manager has reimbursed the Fund for certain expenses during the period from the effective date until investment operations commenced. The ratio of expenses to average net assets for the period January 4, 1989 to September 30, 1989 would otherwise have been 1.00%.

<F5>
The total return figure for the periods ended September 30, 1989 and December 31, 1994 have not been annualized.

                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

      The Fund's investment objective is to obtain high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business. Each investment will be selected based upon a determination by Heitman/PRA Securities Advisors, Inc. ("Heitman/PRA Advisors" or the "Investment Manager") that the anticipated total return, considering both income and potential for capital appreciation, is high relative to the risk assumed. There can be no assurance that the Fund will achieve its objective and the Fund may not achieve as high a total return as other investment companies that invest in a broader universe of securities. The Fund's investment objective is a fundamental policy of the Fund and may be changed only by the affirmative vote of the holders of a majority of the Fund's shares.

INVESTMENT POLICIES

      The Fund seeks to achieve its objective by investing in equity securities of public companies principally engaged in the real estate business. A company is "principally engaged" in the real estate business if at least 50% of the fair market value of its assets, as determined by the Investment Manager, consists of interests in, or at least 50% of its gross income or net profits are derived from the ownership, construction, management, financing or sale of, residential, commercial, or industrial real estate. Equity securities in which the Fund may invest are limited to common and preferred stocks, convertible bonds and convertible preferred stocks and warrants. All equity securities in which the Fund invests will be listed on a U.S. national securities exchange or traded in the over-the-counter market.

     Total return is composed of current income and capital appreciation. Under normal circumstances, the Fund will seek to maintain a balanced portfolio of securities which are income producing and securities which offer potential for capital appreciation.

      Under normal conditions at least 65% of the Fund's assets will be invested in the equity securities of companies, a majority of whose assets are represented by the ownership of real property, including leasehold interests.
Such companies may include equity, mortgage and hybrid real estate investment trusts ("REITs") and other companies with substantial real estate holdings. Although not an investment policy of the Fund, it is anticipated that under normal circumstances approximately 60% to 90% of the Fund's assets will be invested in REITs and that a majority of the Fund's REIT investments will consist of equity securities of equity and hybrid REITs.

      The Fund may invest up to 35% of its total assets in equity securities of companies not principally engaged in the real estate business (as defined above) but nonetheless engaged in businesses related thereto. These companies may include manufacturers and distributors of building supplies, financial institutions which make or service mortgages, and companies whose real estate assets are substantial relative to the companies' stock market valuations, such as retailers, railroads and paper and forest products companies.

REAL ESTATE INVESTMENT TRUSTS

     A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

      REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans; and a hybrid REIT invests in both real estate equities and mortgages.

SHORT-TERM CASH MANAGEMENT AND TEMPORARY DEFENSIVE POLICIES

     For liquidity or temporary defensive purposes, the Fund may invest in money market mutual funds and in the following short-term debt securities (securities with remaining maturities of less than one year): high grade corporate debt securities, including commercial paper, notes, bonds and debentures; certificates of deposit, bankers' acceptances and time deposits; debt obligations of the U.S. Government including U.S. Treasury bills, bonds and notes and obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities; and repurchase agreements that are fully collateralized by U.S. Government obligations, including repurchase agreements that mature in more than seven days. The Fund may invest up to 10% of its assets in such short-term securities on a regular basis to maintain liquidity for purposes of redeeming shares and meeting other cash obligations of the Fund. When the Investment Manager believes that financial conditions warrant, it may invest all or any portion of the Fund's assets in such securities for temporary defensive purposes. The Fund may not invest more than 25% of its assets in securities or obligations issued by banks. When the assets of the Fund are invested in short-term securities, the Fund will not be invested in a manner consistent with achieving its investment objective.

      Repurchase agreements involve transactions by which an investor (such as the Fund) purchases a security and simultaneously obtains the commitment of the seller (a bank or broker-dealer) to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The Fund may enter into repurchase agreements with banks or primary dealers of U.S. Government securities, provided the Fund's custodian always has possession of the securities serving as collateral whose market value at least equals the amount of the institution's repurchase obligation. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase transaction involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security. The holder of a repurchase agreement bears the risk that the issuer thereof will be unable to meet its repurchase obligation when due; however, since the repurchase agreement is in effect fully collateralized by the underlying security, the risk of loss on such an instrument is minimal. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase.
In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and could experience losses, including: (i) the possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and (iii) expenses of enforcing its rights.

COMPANIES WITH LIMITED OPERATING HISTORIES

     The Fund's portfolio may include securities of companies which have limited operating histories and may not yet be profitable. The investments in such companies offer opportunities for capital gains, but entail significant risks including, but not limited to, the volatility of the stock price and the viability of the firms' operations. The Fund will not invest in companies which together with predecessors have operating histories of less than three (3) years if immediately thereafter and as a result of such investment the value of the Fund's holdings of such securities (other than securities of REITs) exceeds 5% of the value of the Fund's total assets. Although not an investment policy of the Fund, it is anticipated that under normal circumstances, approximately 10% to 15% of the REITs in which the Fund invests will have operating histories of less than three years.

BORROWING

      The Fund is authorized to borrow an amount not to exceed 33% of the value of its total assets (including the amount borrowed) for temporary administrative purposes, and to pledge all or any portion of its assets in connection with such borrowings. Such borrowings may be used for ongoing cash needs of the Fund including the payment of redemptions, dividends and other administrative and operating expenses. The Fund may not borrow for the purpose of leveraging its investment portfolio. The Fund may not purchase additional securities while outstanding borrowings exceed 5% of the value of its total assets.

PORTFOLIO TURNOVER

      The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. The Fund, however, does expect to engage in portfolio trading when considered appropriate. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 75%. A 75% turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a year (excluding all securities whose maturities at acquisition were one year or less) were equal to 75% of the average monthly value of the securities held by the Fund during such year. Higher portfolio turnover rates will increase aggregate brokerage commission expenses which must be borne directly by the Fund and ultimately by the Fund's shareholders.

LENDING OF PORTFOLIO SECURITIES

     From time to time, the Fund may lend portfolio securities to broker-dealers for the purpose of realizing additional income. The total amount of all such loans outstanding will not exceed 33% of the Fund's total assets. Loans of portfolio securities will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. Government or its agencies which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Although each loan transaction must be fully collateralized at all times, it will involve some risk to the Fund if the party borrowing the securities should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. Securities loaned by the Fund will remain subject to fluctuations of market value.

                                  RISK FACTORS

      The Fund is not intended to constitute a complete investment program. Under normal circumstances, at least 65% of the Fund's assets will be invested in the equity securities of companies principally engaged in the real estate industry. Because the Fund will be concentrated in this industry, the Fund may be subject to the risks associated with the direct ownership of real estate. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, and increases in interest rates. The value of securities of companies which service the real estate business sector may also be affected by such risks. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in many industries.

      Because the Fund may invest a substantial portion of its assets in REITs, the Fund may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the Investment Company Act of 1940 (the "1940 Act").

      Although an investment in the Fund is not without risk, the Fund follows certain polices in managing its investments which may help to reduce these risks. Set forth below are the more significant investment restrictions:

  1.The Fund may not purchase a security if, as a result: (a) with respect to 75% of its total assets, (i) more than 5% of its total assets would be invested in the securities of any single issuer or (ii) the Fund would own more than 10% of the voting securities of any single issuer; and (b) more than 5% of its net assets would be invested in the securities of companies (other than REITs) which together with their predecessors have been in continuous operation for less than three years. These limitations do not apply to investments in U.S. Government securities.

  2.The  Fund may borrow money solely for temporary administrative purposes  but not in an amount exceeding 33% of its total assets (including the amount borrowed). The Fund may not borrow for the purpose of leveraging its investment portfolio. The Fund may not purchase additional securities while outstanding borrowings exceed 5% of the value of its assets.

  3.The Fund may temporarily lend its portfolio securities to broker-dealers but only when the loans are fully collateralized. The Fund will limit these loans to 33% of its total assets.

  4.The Fund may not invest more than 10% of its net assets in illiquid securities, including securities restricted as to resale, repurchase agreements extending for more than seven days and other securities which are not readily marketable.

      These investment restrictions may not be changed without shareholder approval, except that the restriction in paragraph 1(b) may be changed by the Board without shareholder approval. For a complete listing of the Fund's fundamental investment restrictions, see the section entitled "Additional Information Regarding Investment Policies and Limitations" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

      The Board of Trustees is responsible for the overall supervision of the business and affairs of the Fund and has approved contracts with certain organizations to provide day-to-day management of the Fund.

      The Fund has entered into an Investment Management Agreement with Heitman/PRA Advisors to furnish investment services to the Fund. The Investment Management Agreement was approved by the Fund's shareholders on January 23, 1995. The Investment Manager directs the investments of the Fund in accordance with the Fund's investment objective and policies subject to supervision by the Board of Trustees. Specifically, the Investment Manager is responsible for performing the following services: (a) furnishing continuously an investment program for the Fund and (b) determining which investments should be purchased, held, sold or exchanged by the Fund and what portion, if any, of the Fund's assets should be held uninvested. In connection with the management of the investment and reinvestment of the Fund's assets, the Investment Manager is authorized to select brokers or dealers to execute purchase and sale transactions for the Fund. In addition, the Investment Manager manages, supervises and conducts such other affairs and business of the Fund as the Trust and the Investment Manager may determine from time to time. For these services, the Fund pays Heitman/PRA Advisors a fee, calculated daily and paid monthly in arrears, at the annual rate of 0.75% of the Fund's first $100 million of average daily net assets and 0.65% of the average daily net assets of the Fund in excess of $100 million. The Investment Manager has agreed that if the total expenses of the Fund (exclusive of interest, taxes, brokerage expenses and extraordinary items) for any fiscal year of the Fund exceed (i) 1.75% of the first $50 million of the Fund's average net assets, or (ii) 1.50% of the Fund's average net assets in excess of $50 million, the Investment Manager will pay or reimburse the Fund for that excess up to the amount of its advisory fee payable with respect to the Fund during that fiscal year. As required by the State of California, Heitman/PRA Advisors has agreed to exclude all assets of the Fund which are invested in shares of any money market mutual fund for purposes of calculating its advisory fee. The fee paid by the Fund, although higher than the investment advisory fees paid by most other mutual funds, is comparable to the fees paid for similar services by many funds with similar investment objectives and policies.

      Heitman/PRA Advisors is a corporation organized on November 14, 1994 under the laws of Illinois to provide investment advice and discretionary management primarily with respect to investment in publicly traded securities of issuers principally engaged in the real estate business. Michael T. Oliver, President of the Trust and Dean A. Sotter, Vice President and Chief Financial Officer of the Trust are primarily responsible for monitoring the day-to-day investment activity of the Fund. Messrs. Oliver and Sotter have extensive experience in direct real estate analysis, securities research and portfolio management of publicly traded real estate securities. For additional biographical information with respect to Messrs. Oliver and Sotter and additional personnel of Heitman/PRA Advisors who are also officers of the Trust, see the section entitled "Management of the Trust" in the Statement of Additional Information. The address of Heitman/PRA Advisors is 180 North LaSalle Street, Suite 3600, Chicago, Illinois 60601.

     Heitman/PRA Advisors is a wholly owned subsidiary of Heitman Financial Ltd. ("Heitman") which is a wholly owned subsidiary of United Asset Management Corporation ("UAM"). Affiliates of Heitman and UAM serve as investment advisers and managers to funds, other collective investment vehicles and separate accounts established for investment in real estate by pension and profit sharing trusts, corporations, endowments, foundations and other tax-exempt institutional investors. As of December 31, 1994, affiliates of Heitman and UAM had gross assets under management totaling over $104 billion.

     Since its inception in 1989 through November, 1994, the Fund was advised by PRA Securities Advisors, L.P. The general partner of PRA Securities Advisors, L.P. was JMB Institutional Securities Corporation whose assets were acquired by Heitman in December, 1994.

      From time to time, Heitman/PRA Advisors may, without prior notice to shareholders, voluntarily waive all or a portion of its fees payable by the Fund. This would have the effect of lowering the overall expense ratio of the Fund, and of increasing the yield or return to investors while the fee waiver is in effect. Any such waiver in effect from time to time may be terminated without prior notice to shareholders.

      The Fund has also entered into contracts with Rodney Square Management Corporation ("Rodney Square"), Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, and Rodney Square Distributors, Inc. ("RSD"), Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, pursuant to which Rodney Square provides administrative, accounting and transfer agency services to the Fund and RSD provides distribution services to the Fund. Both Rodney Square and RSD are wholly owned subsidiaries of Wilmington Trust Company ("WTC"), a Delaware-chartered banking institution and the Trust's Custodian. For administrative services the Fund pays Rodney Square a fee, calculated daily and paid monthly in arrears, at the annual rate of .10% of the Fund's average daily net assets allocable to Institutional Class shares. For accounting services the Fund pays Rodney Square an annual fee of $45,000 plus an amount equal to .02% of that portion of the Fund's average daily net assets allocable to Institutional Class shares for the year which are in excess of $100 million.

      Among the services provided by Rodney Square are the following: the coordination and monitoring of any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; preparing, filing and distributing proxy materials and periodic reports to shareholders; preparation and filing of registration statements and other documents or reports required by federal, state and other laws; preparation and maintenance of financial records of the Fund; and determination of net asset values and dividends for the Fund.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value per share of the Fund's shares is determined by dividing the current value of the Fund's assets, less its liabilities, by the number of outstanding shares of the Fund. The Fund calculates net asset value as of the close of regular trading hours of each business day the New York Stock Exchange (the "NYSE") is open. The NYSE is currently closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Generally, the Fund's investments are valued at market value or, in the absence of a market value, in such manner as the Trustees in good faith deem appropriate to reflect the investment's fair value. In determining fair value, the Trustees may employ an independent pricing service. For further information concerning the Fund's procedures for valuing its assets, see the section entitled "Valuation of Shares" in the Statement of Additional Information.

                INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     It is the policy of the Fund to declare and distribute dividends consisting of substantially all of the Fund's net investment income quarterly and to declare and distribute dividends of net short-term capital gains, if any, annually. Net capital gains (the excess of net long-term capital gains over net short-term capital losses) will be declared and distributed annually. The Fund intends to make such additional distributions as deemed to be necessary to avoid the imposition of any federal excise tax. The Fund has historically and intends to make distributions which represent return of capital to its shareholders.

      Any income, dividend or capital gains distribution paid shortly after a purchase of shares will reduce the net asset value per share of the Fund by the amount of the distribution and such distributions are subject to taxes.

      Dividends and distributions will be automatically reinvested in additional shares of the Fund, without charge, at net asset value, unless the shareholder chooses one of the following options:
     o Automatic reinvestment of dividends in shares of the Fund, and payment of capital gains distributions in cash;
     o Automatic reinvestment of capital gains distributions in shares of the Fund, and payment of dividends in cash; or
     o All dividends and capital gains distributions paid in cash.

      Options for the receipt of dividends and distributions may be changed at any time by writing to the Trust, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752.

      Checks which are sent to shareholders who have requested dividends and/or capital gains distributions to be paid in cash and which are subsequently returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be invested in the shareholder's account at the then current net asset value. Further, subsequent dividends and distributions will be automatically reinvested in the shareholder's account.

                                   TAX STATUS

      The Fund intends to continue to qualify and elect to be treated each taxable year as a "regulated investment company" under subchapter M of the Code. Accordingly, the Fund will not be liable for federal income taxes to the extent its net investment income and capital gains net income (excess of capital gains over capital losses) are distributed to shareholders, provided that at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed. Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or invested in additional shares of the Fund. Distributions of net capital gains are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his shares of the Fund.
     A small portion of the dividends paid by the Fund to corporate shareholders may qualify for the 70% dividends received deduction available to corporations; dividends that are attributable to distributions made by a REIT to the Fund will not qualify. Capital gains distributions paid by the Fund do not qualify for this deduction. The Fund will notify shareholders each year of the amount of the dividends qualifying for such deduction.

      The Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. The Fund intends to make such additional distributions of taxable ordinary income and capital gain net income as may be necessary to avoid this excise tax.

      The distributions received by the Fund from its investments may, for federal income tax purposes, consist of ordinary income, long-term capital gains, or a return of capital. The characterization of these distributions to the Fund may, in turn, affect the tax treatment of the Fund's distributions to its shareholders. Statements as to the tax status of each shareholder's dividends and distributions are mailed annually by the Fund. Shareholders may wish to consult their tax advisers about any state and local taxes that may apply to payments received and, in particular, to determine whether dividends paid by the Fund that represent interest derived from U.S. Government securities are exempt from any applicable state or local income taxes.

     Shareholders of the Fund should also be aware that, because the share price of the Fund will fluctuate, redemptions of shares of the Fund will generally result in the realization of capital gains or losses.

                               PURCHASE OF SHARES

      Institutional Class shares of the Fund may be purchased directly from RSD, the Distributor of the Institutional Class shares, at the net asset value next determined after receipt of the order by the Transfer Agent, Rodney Square, and after acceptance by RSD. There is no sales load in connection with the purchase of Institutional Class shares. The Trust and RSD each reserve the right to reject any purchase order and to suspend the offering of Institutional Class shares of the Fund. The minimum initial investment is $250,000, except that institutions purchasing shares of the Fund on behalf of accounts maintained by the institution may aggregate such accounts to satisfy the minimum initial investment requirement. Shareholders purchasing shares after May 15, 1995 are required to maintain $250,000 in their account, and the Fund may involuntarily redeem any account which, as a result of redemptions, falls and remains below $250,000 for a period of 60 days after notice is mailed to the applicable shareholder. Subsequent investments will be accepted in any amount. The Trust reserves the right to vary the initial investment minimum and institute minimums for additional investments at any time. In addition, the Investment Manager may waive the minimum initial investment requirement for any investor. It is anticipated that the minimum initial investment amount will be waived for the following investors, among others: Trustees and officers of the Trust; officers and employees of Heitman and each of its subsidiaries (including Heitman/PRA Advisors); and officers and employees of ACG Capital Corporation, Advisory Consulting Group, Inc., Rodney Square and RSD.

      At the discretion of the Trust, investors may be permitted to purchase shares by transferring securities to the Fund that: (i) meet the Fund's investment objectives and policies; (ii) are acquired for investment and not for resale; (iii) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the NYSE, or NASDAQ. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value.

      Purchase orders for shares of the Fund which are received by the Transfer Agent in proper form prior to the close of regular trading hours on the NYSE (currently 4:00 p.m., New York time) on any day that the Fund calculates its net asset value are priced according to the net asset value determined on that day. Purchase orders for shares of the Fund received after the close of the NYSE are priced as of the time the net asset value per share is next determined. See "Determination of Net Asset Value."

     The Fund may accept telephone orders from certain broker-dealers or service organizations which have been previously approved by the Fund. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Fund may be purchased through certain broker-dealers, banks, and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Fund.

     Purchases may be made in one of the following ways:

PURCHASES BY MAIL

       Shares may be purchased initially by completing the Application accompanying this Prospectus and mailing it to the Trust's Transfer Agent, together with a check payable to Heitman Securities Trust, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to Rodney Square Management Corporation, 1105 North Market Street, Wilmington, DE 19801. Subsequent investments in an existing account in the Fund may be made at any time and in any amount by sending a check payable to the Trust, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752, and using the deposit slip found at the bottom of each shareholder statement or along with a letter stating the amount of the investment and the name of the account for which the investment is to be made.

PURCHASES BY WIRE

      To order shares for purchase by wire, the Transfer Agent must first be notified by calling (800) 435-1405. Shares of the Fund may be purchased by wiring federal funds to WTC. Following notification to the Transfer Agent, federal funds and registration instructions should be wired through the Federal Reserve System to:

             Wilmington Trust Company
             ABA # 0311-0009-2
             DDA # 2629-5416
             Further credit to Heitman Real Estate Fund
             Further credit (Shareholder's Name)
             Fund Account Number

     All investors making initial investments by wire must promptly complete the Application accompanying this Prospectus and forward it to the Transfer Agent. Redemptions will not be processed until the Application has been received by the Transfer Agent.

INDIVIDUAL RETIREMENT ACCOUNTS

      Shares of the Fund may be purchased for tax-deferred retirement plans such as individual retirement accounts ("IRAs"). Application forms and brochures describing investments for IRAs can be obtained from the Transfer Agent by calling (800) 435-1405. WTC makes available its services as an IRA custodian for each shareholder account that is established as an IRA. For these services, WTC receives an annual fee of $10.00 per account, which fee is paid directly to WTC by the IRA shareholder. If the fee is not paid by the date due, shares of the Fund owned by the IRA will be redeemed automatically for purposes of making the payment.

                                   REDEMPTIONS

      Shareholders may redeem their shares of the Fund without charge on any day that the Fund calculates its per share net asset value (see "Determination of Net Asset Value"). Redemptions will be effective at the net asset value per share next determined after the receipt by the Transfer Agent of a redemption request meeting the requirements described below. The Fund normally sends redemption proceeds on the next business day, but in any event redemption proceeds are sent within seven calendar days of receipt of a redemption request in proper form.

      Except as noted below, redemption requests received in proper form by the Transfer Agent prior to the close of regular trading hours on the NYSE
(currently 4:00 p.m., New York time) on any business day that the Fund calculates its per share net asset value are effective that day and the shares redeemed earn dividends declared through the day of redemption.

      Redemption requests received after the close of the NYSE are effective as of the time the net asset value per share is next determined. NO REDEMPTION WILL BE PROCESSED UNTIL THE TRANSFER AGENT HAS RECEIVED A COMPLETED APPLICATION WITH RESPECT TO THE ACCOUNT.

      The Fund will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Investment Manager or the Trustees, result in the necessity of the Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. The Fund may distribute Fund assets in-kind in satisfaction or partial satisfaction of the amount payable on redemption of shares in conformity with applicable Securities and Exchange Commission ("SEC") rules and valued in the same way as they would be valued for purposes of computing net asset value of the Fund. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the applicable Portfolio during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

      The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption, whose value exceeds $250,000, by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.
      Redemption proceeds in cash or in-kind will be remitted to a redeeming shareholder by check payable, or securities transferred, only to the redeeming shareholder or such shareholder's designated representative and only to the shareholder's address, or that of the shareholder's designated representative, on the books of the Fund. A shareholder may request that redemption proceeds be wired directly to the shareholder's account at any commercial bank in the United States. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by the Transfer Agent.

     Shares may be redeemed in one of the following ways:

REDEMPTION BY MAIL

      Shares may be redeemed by submitting a written request for redemption to the Transfer Agent at P.O. Box 8987, Wilmington, DE 19899-9752. A redemption request sent by overnight mail should be sent to the Transfer Agent, 1105 North Market Street, Wilmington, DE 19801.

      A written redemption request to the Transfer Agent must (i) identify the shareholder's account name, (ii) state the number of shares to be redeemed, and
(iii) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent together with the redemption request. A redemption request for any amount, if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantee(s). The guarantor of a signature must be an eligible institution acceptable to the Fund's Transfer Agent, such as a bank, broker, dealer, municipal securities dealer, government securities dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. The Trust may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 435-1405.

REDEMPTION BY TELEPHONE

     Shareholders who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem shares by instructing the Transfer Agent by telephone. To follow up a telephone request for redemption, please forward to the Transfer Agent a written request for redemption which includes the required signatures of authorized persons on the account. The subsequent written confirmation and signature guarantee of a telephone redemption may be waived for certain broker-dealers or service organizations which have been previously approved by the Fund.

      In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at the address listed above. Such requests must be signed by the shareholder, with signatures guaranteed (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees or guardians.

     The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Trust.

                             PERFORMANCE INFORMATION

      From time to time, in advertisements or in reports to shareholders or prospective investors, the Fund may provide yield and average annual total return information, and the Fund may compare its performance, either in terms of its total return or its yield and total return, to that of other mutual funds with similar investment objectives and to other relevant indices. For example, the Fund may compare its performance to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, or to other indices as appropriately determined. Total return and yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, since the performance of the Fund changes in response to fluctuations in market conditions and Fund expenses, no performance quotation should be considered a representation as to the Fund's performance for any future period. The Fund's Annual Report to Shareholders will contain detailed information with respect to the performance of the Fund. The Annual Report will be made available free of charge to prospective investors upon request.

      The yield of the Fund refers to the income generated by an investment in the Fund over a specified one month period identified in the advertisement and is computed by dividing the net investment income per share earned for a specified one month period by the net asset value at the end of the month and expressing the result as an annualized percentage. In computing net investment income all recurring charges are recognized.

      The Fund's average annual total return generally measures the average annual percentage growth in the dollar value of an investor's account over a specified period, based on a hypothetical $1,000 initial investment in the Fund and assuming the reinvestment of all dividends and distributions. The Fund may also utilize a total return computed in the same manner but for differing periods and without annualizing the total return. The Fund may show total return broken down into its components of investment gain (or loss) and total income (or distribution).

                             ADDITIONAL INFORMATION

ORGANIZATION, CAPITALIZATION AND VOTING

      Heitman Securities Trust is organized as a Massachusetts business trust under a Master Trust Agreement dated September 15, 1988, as Amended and Restated on February 28, 1995. The Trust is registered with the SEC as an open-end management investment company.

      Under Massachusetts law and pursuant to the Master Trust Agreement, the Trust is authorized to issue an unlimited number of shares of beneficial interest in separate series, with shares of each series representing interests in a separate portfolio of assets and operating as a separate distinct fund. In addition, the Trust is authorized to issue an unlimited number of classes of shares of beneficial interest in each series. To date, the Trust has established one series, the Heitman Real Estate Fund with two classes of shares, designated as the Heitman/PRA Institutional Class and the Advisor Class. Each Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share, and is entitled to such dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Shares of the Fund are fully paid and non-assessable by the Trust and have no preemptive or conversion rights.

      The Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving certain contracts. Shareholders holding an aggregate of at least 10% of the outstanding shares of the Fund may request a meeting of shareholders at any time for the purpose of voting to remove one or more of the Trustees, and the Trust will assist shareholders in communicating with other shareholders in connection with such a meeting. At any meeting of shareholders, each share shall entitle the holder thereof to one vote.

      Certificates for Fund shares are issued only upon specific written request to the Fund's Transfer Agent. However, within five business days from the date of completion of each purchase or redemption transaction in an account, the Transfer Agent will mail to the shareholder a confirmation statement which will indicate the number of shares involved and the balance of shares held in the account. The Trust also sends quarterly and annual statements to each shareholder indicating the status of the shareholder's account. In addition, shareholders will receive quarterly and annual financial statements of the Trust.

CUSTODIAN, TRANSFER AGENT, DISTRIBUTOR AND INDEPENDENT PUBLIC ACCOUNTANTS

      Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001 (the "Custodian") serves as Custodian of the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.

      Rodney Square Management Corporation, P.O. Box 8987, Wilmington, Delaware 19899-9752 serves as the Fund's Transfer Agent. As Transfer Agent, it maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs all shareholder service functions. All shareholder inquiries with respect to these services should be directed to Rodney Square at (800) 435-1405.

      Rodney Square Distributors, Inc., Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001 serves as the Distributor with responsibility for distributing the Institutional Class shares. Applicable banking laws prohibit deposit-taking institutions from underwriting or distributing securities. WTC and its affiliates believe and have been advised by their counsel that they may perform the services contemplated by their respective agreements with the Trust without violation of applicable banking laws or regulations. If WTC or its affiliates were prohibited from performing these services, it is expected that the Trust's Board of Trustees would consider entering into agreements with other entities.

      Arthur Andersen LLP, Philadelphia, Pennsylvania serves as the Fund's independent public accountants with responsibility for auditing the Fund's annual financial statements.

ADDITIONAL INFORMATION

      Additional information regarding the Fund and the Trust may be obtained from the Trust at the address and telephone number listed on the cover of this Prospectus.


PURCHASE APPLICATION             HEITMAN REAL ESTATE FUND - INSTITUTIONAL CLASS
                                 c/o Rodney Square Management Corporation
                                 P.O. Box 8987
                                 Wilmington, DE  19899-9752

MINUMUM INITIAL INVESTMENT - $250,000
--------------------------

         By Mail:  Check enclosed for $            payable to Heitman Securities
   ---                                 -----------
                   Trust

         By Federal Funds wire:                            sent a wire of
   ---                           -------------------------
                                   Name of Bank
         $                     on              (date) with assigned control #
          --------------------    ------------
         K
           -------------------

NAME (IMPORTANT - Please Print)
----

1.       Trust:
   ---          ----------------------------------------------------------------
                   Name of Trustee

         As Trustee for
                        --------------------------------------------------------
                          Name of Trust (if any)

         -------------------------------------  --------------------------------
           Date of Trust Agreement                Tax ID #

2.       Individual
   ---              ------------------------------------  ----------------------
                     First         M.I.    Last             S.S. or Tax ID #

3.       Joint Tenants
   ---              ------------------------------------  ----------------------
                     First         M.I.    Last             S.S. or Tax ID #

     (Right of Survivorship Presumed, Unless Otherwise Indicated)

4.       Uniform Gift to Minor
   ---                         --------------------------------- ---------------
                                Custodian's Name                 Minor's State
                                                                  of Residence

                 ---------------------------------------  ----------------------
                  Minor's Name (only one allowed by law)   Minor's S.S. #

5.       Other
   ---           ---------------------------------------  ----------------------
                  Name of Corporation, Partnership or      S.S. or Tax ID #
                    Other Entity

MAILING ADDRESS
---------------

Street or P.O. Box:
                    -------------------------------------------
City:                             State:                  Zip:
      ---------------------------        ----------------      -----------------

Daytime Telephone:                        Home Telephone:
                   ----------------------                 ----------------------

TYPE OF REGISTRATION:
--------------------
      Incorporated      Unincorporated Association      Partnership
  ---               ---                             ---

      Your Occupation:
                       ---------------------------------------------------------

      Employer's Name:
                       ---------------------------------------------------------

      Employer's Address:
                       ---------------------------------------------------------


DIVIDENDS AND DISTRIBUTIONS
---------------------------

All dividends and distributions will be automatically reinvested in additional shares at net asset value unless otherwise indicated by checking the box(es) below.

                 Dividends in cash           Capital Gains in cash
             ---                         ---
If you have chosen to receive your dividends in cash, you have the option to receive your dividends either by direct deposit into your bank account or by check. Please check one box below.

                 Direct Deposit              Check
             ---                         ---

TELEPHONE REDEMPTION AUTHORIZATION
----------------------------------


I/We hereby authorize the use of cash transfers to effect redemptions of shares from my/our account according to telephone instructions from any one of the authorized signers listed below (or listed on the attached page) and to send the proceeds through the facilities of Federal Funds Wire System to the account designated below:


--------------------------------------------------------------------------------
  Bank Name                                          Bank Routing Transit No.


--------------------------------------------------------------------------------
  Bank Account No. (Checking/Savings)                Name on Account

--------------------------------------------------------------------------------
  Bank Address: Street                   City                  State     Zip

     PLEASE ATTACH A VOIDED CHECK OF THE BANK ACCOUNT DESIGNATED ABOVE.
     ------------------------------------------------------------------

TAX ID CERTIFICATION
--------------------

-----------------------------------------------------------------
 Taxpayer Identification No./Social Security No.

Under penalties of perjury, I/we certify that the number above is my/our correct taxpayer identification number or Social Security number and that I/we are not subject to withholding either because (a) I/we have not been notified that I/we are subject to backup withholding as a result of failure to report all interest or dividends, or (b) the Internal Revenue Service has notified me/us that I/we are no longer subject to backup withholding.

Backup withholding does not apply to me because I am     an exempt payee,     or
                                                     ---                  ---
a non-resident alien and my country of residence is                            .
                                                    ---------------------------

SIGNATURE
---------

Persons signing this Application acknowledge that: 1. They wish to establish an account in accordance with the terms, conditions and instructions set forth in this Application. 2. They have received a copy of the current prospectus. 3. All accounts are subject to Trust acceptance.

Corporations, partnerships and trusts must include names, titles and signatures of all authorized persons, as well as the number of signatures required to act with respect to this account.



--------------------------------------------------------------------------------
  (Signature of Shareholder or authorized signer)                  Date



--------------------------------------------------------------------------------
  (Signature of Co-Owner or authorized signer)                     Date

[Outside cover left side]
                               INVESTMENT ADVISOR
                      HEITMAN/PRA SECURITIES ADVISORS, INC.
                      180 NORTH LASALLE STREET, SUITE 3600
                               CHICAGO, IL  60601

                                    OFFICERS
                          MICHAEL T. OLIVER, PRESIDENT
                  DEAN A. SOTTER, VICE PRESIDENT AND TREASURER
                            NANCY B. LYNN, SECRETARY
                      TIMOTHY J. PIRE, ASSISTANT SECRETARY
                      LAURIE V. BROOKS, ASSISTANT SECRETARY
                       JOHN J. KELLEY, ASSISTANT TREASURER

                                BOARD OF TRUSTEES
                                ROBERT W. BEENEY
                                 DONALD L. FOOTE
                                 JOHN F. GOYDAS
                                MICHAEL T. OLIVER
                                 GEORGE C. WEIR
                                 MAURICE WIENER

                                   DISTRIBUTOR
                        RODNEY SQUARE DISTRIBUTORS, INC.
                               RODNEY SQUARE NORTH
                              1100 N. MARKET STREET
                              WILMINGTON, DE 19890

                                    CUSTODIAN
                            WILMINGTON TRUST COMPANY
                               RODNEY SQUARE NORTH
                              1100 N. MARKET STREET
                              WILMINGTON, DE  19890

                        TRANSFER AGENT AND ADMINISTRATOR
                      RODNEY SQUARE MANAGEMENT CORPORATION
                               RODNEY SQUARE NORTH
                              1100 N. MARKET STREET
                              WILMINGTON, DE  19890

                               TRUST HEADQUARTERS
                      180 NORTH LASALLE STREET, SUITE 3600
                               CHICAGO, IL  60601
                                 (800) 435-1405


HF05
[Outside cover right side]



  HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]













                    HEITMAN/PRA
                    INSTITUTIONAL
                    CLASS
                    PROSPECTUS

                    May 15, 1995




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